EXHIBIT 10.2.3

                Fourth Amendment and Loan Modification Agreement
                  between Harrington Financial Group, Inc. and
    Mark Twain Kansas City Bank (now FIRSTAR Bank Midwest, N.A.), dated June
                     30, 2000 (modifies version set forth in
                       Exhibits 10.2, 10.2.1 and 10.2.2)


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                FOURTH AMENDMENT AND LOAN MODIFICATION AGREEMENT
                ------------------------------------------------

         This Agreement ("Fourth Amendment") is entered into on June 30, 2000, by and among FIRSTAR BANK MIDWEST, N.A., a national banking association and successor-in-interest to Mark Twain Kansas City Bank ("Lender") and HARRINGTON FINANCIAL GROUP, INC., formerly known as Financial Research Corporation, an Indiana corporation ("Borrower").

                                    RECITALS

         A. Borrower is presently indebted to Lender as evidenced by that certain Third Amended and Restated Promissory Note (1 of 2) dated January 13, 1997 in the original maximum principal amount of $10,000,000, executed by Borrower in favor of Lender, and by that certain Third Amended and Restated Promissory Note (2 of 2) dated January 13, 1997 in the original maximum principal amount of $5,000,000 executed by Borrower in favor of Lender (collectively the "Third Amended Note").

         B. The Third Amended Note was issued pursuant to that certain Third Amendment and Loan Modification Agreement dated January 13, 1997 (the "Third Amendment"), among Borrower and Lender, which amended that certain Second Amendment and Loan Modification Agreement dated July 26, 1996 (the "Second Amendment") among Borrower and Lender, which amended that certain First Amendment and Loan Modification Agreement dated July 21, 1995 among Borrower, Lender, Smith Breeden Associates, Inc., a Kansas corporation, and Douglas T. Breeden (the "First Amended Loan Agreement") and that certain Loan Agreement dated April 14, 1994, between Borrower and Lender (collectively, the "Loan Agreement"). The Third Amended Note, the Third Amendment, Second Amended Note, the Second Amendment, the First Amended Loan Agreement and the Loan Agreement are sometimes collectively referred to herein as the "Loan Documents."

         C. The Loan Documents are secured by (i) a General Pledge Agreement from Borrower, pledging 100% of the outstanding stock of Harrington Bank, FSB ("Harrington") to Lender ("Pledge Agreement"); (ii) a Security Agreement from Borrower in favor of Lender providing a blanket security interest in all of Borrower's assets ("Security Agreement"); (iii) an Assignment of Life Insurance Policy, dated July 21, 1995, on the life of Douglas T. Breeden in the amount of $1,000,000 from Borrower ("Breeden Life Insurance Assignment"); and (iv) an Assignment of Life Insurance Policy, dated June 13, 1994, on the life of Craig Cerny in the amount of $250,000 from Borrower ("Cerny Life Insurance
Assignment"). The Pledge Agreement, the Security Agreement, the Breeden Life Insurance Assignment and the Cerny Life Insurance Assignment are collectively referred to as the "Security Documents."

         D. The outstanding principal balance of the Third Amended Note as of the date hereof is $14,995,180.54, but shall be paid down to an outstanding principal balance of $13,000,000 concurrently with the execution of this Fourth Amendment.

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               NOW, THEREFORE, the parties hereby agree as follows:

         1. Conditions Precedent. The modifications described in this Fourth Amendment and the obligations of Lender set forth in this Fourth Amendment will not be effective unless and until each of the following conditions precedent have been satisfied, in form, manner and substance satisfactory to Lender:

                  a. Documents to be Delivered. Borrower shall have delivered or caused to be delivered to Lender the following documents, all of which shall be properly completed, fully executed, and otherwise satisfactory to Lender:

                         i. this Fourth Amendment;

                         ii. the Fourth Amended and Restated  Promissory Note in
                  the form attached hereto as Exhibit "A" (the "Fourth Amended Note");

                         iii. a copy of resolutions of the Board of Directors of
                 Borrower, duly adopted, which authorize the execution, delivery and performance of this Fourth Amendment and the Fourth Amended Note, certified by the Secretary of Borrower;

                         iv. an incumbency certificate, executed by the Secretary of Borrower, which shall identify by name and title and bear the signatures of all of the officers of Borrower executing this Fourth Amendment and the Fourth Amended Note;

                         v. a Federal  Reserve Form U-1 purpose  statement  from
                 Borrower.

                  b. Fees. Upon the execution of this Fourth Amendment Borrower, agrees to pay to Lender a loan renewal fee of $19,000 from which Lender shall pay attorney's fees incurred by Lender up to $5,000 in connection with this Fourth Amendment.

         2. Amendments to Loan Agreement. The Loan Agreement is hereby amended as follows:


                  a. Maximum Facility. Section 2.01 of the Loan Agreement is hereby amended and restated in its entirety as follow:

                  Maximum Facility. The total principal amount to be advanced by Lender to Borrower under this Agreement shall be Thirteen Million Dollars ($13,000,000) (the "Loan Facility"). The Loan Facility shall be evidenced by a $13,000,000 non-revolving loan which has been fully funded prior to the date of this Fourth Amendment (the "Term Loan") and evidenced by that certain

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                  Promissory   Note  of  even  date  herewith  in  the  original
                  principal amount of $13,000,000 (the "Term Note").

                  b. Note. Section 2.04 of the Loan Agreement is hereby amended and restated in its entirety as follows:

                           2.04 Note. The Loan shall be evidenced by and repaid
                  in accordance with a promissory note in the form attached hereto as Exhibit "A", and incorporated herein by this reference (as the same may from time to time be amended or modified (the "Note").

                  c. Principal and Interest Payments. Section 2.06 (a) of the Loan Agreement is hereby amended and restated in its entirety as follows:

                           (a) Beginning  October 31, 2000,  and on the last day
                  of each quarter thereafter (January 31, April 30, July 31 and October 31) Borrower shall make quarterly interest payments to Lender at the place designated in Section 2.09 hereof.

                  d. 2.07 Maturity Date. The maturity date of the Loan shall be January 31, 2001 (the "Maturity Date"). The rights of Lender and the Obligations of Borrower shall nonetheless survive the Maturity Date of the Loan and continue until all amounts due under the Note and all Obligations of Borrower to Lender have been paid and discharged in full.

                  e. Payments. Section 2.09 of the Loan Agreement is hereby amended and restated in its entirety as follows:

                           2.09 Payments. All payments of interest, principal, fees, expenses and other amounts payable by Borrower hereunder shall be made promptly when due in immediately available funds and lawful money of the United States of America, at Lender's commercial banking office located at 1101 Walnut, Suite 700, Kansas City, Missouri 64106, or at such other office as Lender shall direct in writing. If the date for any payment by Borrower falls on a day that is not a Banking Day, payment shall be due on the next Banking Day and interest shall be payable for the duration of the extension.

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                  f. Affirmative  Covenants.  Section 5 of the Loan Agreement is
         hereby amended to add the following:

                          5.13 Equity Capital Floor. Cause Harrington to maintain at all times during the term of this Agreement, Equity Capital in an amount which equals or exceeds the amount of Equity Capital required, directly or indirectly, of Harrington by reason of any law, regulation, rule or order of any Regulatory Agency having jurisdiction over Borrower or Harrington (whether such law, regulation, rule or order deals with Equity Capital as herein defined or with some other definition), all as determined in accordance with generally accepted accounting principles consistently applied. Harrington shall at all times while any of the Obligations are outstanding maintain Tangible Equity Capital of at least Twenty-Seven Million Dollars ($27,000,000); provided, however, the Tangible Equity Capital may be reduced one dollar for each dollar paid to Lender to satisfy the Obligations. For purposes hereof, "Equity Capital" shall mean the sum of the common stock, perpetual preferred stock (i.e. preferred stock with no maturity date and which may not be reduced at the option of the holder), paid-in surplus and undivided profits, all determined in accordance with generally acceptable accounting principals consistently applied, less the sum of the total good will and other intangible assets, if any.

                          5.14  Ratio of  Tangible  Equity  Capital  to  Average
                  Quarterly Assets. Cause Harrington to maintain at all times during the term of this Agreement a ratio of total Equity Capital divided by average quarterly assets, determined in accordance with generally accepted accounting principles consistently applied, which equals or exceeds the greater of
                  (a) six percent (6%) or (b) the percentage required to be maintained by Harrington by or by reason of any law, regulation, rule or order of any Regulatory Agency having jurisdiction over Borrower or Harrington. If any Regulatory Agency having jurisdiction over Borrower or Harrington hereafter employ at any time or from time to time measurements of capital other than Equity Capital as a percentage of total tangible assets, then Borrower will, and will cause Harrington to, comply with such capital guidelines or requirements then in effect in addition to, and not in lieu of, the Equity Capital to average quarterly assets ratio described above.

                          5.15 Total Loan and Lease Loss Reserve. On a consolidated basis, cause Harrington to maintain at all times during the term of this Agreement an allowance for possible loan and lease losses is an amount which equals or exceeds the greater of: (a) one percent (1%) of the average quarterly total loans of Harrington, limited to commercial, industrial and consumer loan portfolios, determined under generally accepted accounting principles consistently applied or (b) the amount required by or by reason of any law, regulation, rule or order of any Regulatory Agency having jurisdiction over Borrower or Harrington.


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                          5.16  Non-performing  Assets. On a consolidated basis,
                  cause Harrington to maintain a ratio of non-performing assets divided by total tangible primary capital (including reserves for loan losses) equal to or less than fifteen percent (15%), determined in accordance with generally accepted accounting
                  principles   consistently   applied.   For  purposes  of  this
                  calculation, the term "Non-performing Assets" means with reference to Harrington, as of any time the same is to be determined, the sum of all non-performing assets of Harrington
                  as  determined  in  accordance  with   regulatory   accounting
                  principles   applicable  to  Harrington,   but  in  any  event
                  including, without limitation, (i) loans or other extensions of credit on which any payment (whether principal or interest or otherwise) is not made within 90 days of its original due date, (ii) loans which have been placed on a non-accrual basis and (iii) property acquired by repossession or foreclosure.

                          5.17 Regulatory Matters. Notify Lender in writing upon
                  learning of the occurrence of the issuance of any cease and desist order against Borrower or Harrington by any Regulatory Agency and/or the entry of any Memorandum of Understanding or other agreements between Borrower or Harrington and any Regulatory Agency, regardless of whether the same is voluntary or involuntary. Borrower shall also describe in detail the contents of any such order, memorandum or agreement and, if applicable, the steps being taken by Harrington or Borrower affected with respect thereto.

                  g. Notices. Section 9.05 of the Loan Agreement is hereby amended and restated in its entirety as follows:

                           9.05 Notices. Any notice,  request,  demand, consent,
                  confirmation or other communication hereunder shall be in writing and delivered in person or sent by telegram, telex, or by nationally recognized overnight delivery (including Federal Express), or registered or certified mail, return receipt requested and postage prepaid.


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                  If to Borrower at:     Harrington Financial Group, Inc.
                                         10801 Mastin Boulevard, Suite 740
                                         Overland Park, KS  66210
                                         Attn:  Craig J. Cerny

                  With a copy to:        Elias, Matz, Tiernan &
                                           Herrick, L.L.P.
                                         734 15th St., N.W., 12th Floor
                                         Washington, DC  20005
                                         Attn:  Norman Antin, Esq.

                  If to Lender at:       FIRSTAR Bank Midwest, N.A.
                                         1101 Walnut, Suite 700
                                         Kansas City, MO 64106
                                         Attn:  Ms. Lorrie McEachern

                  With a copy to:        Polsinelli, White, Vardeman & Shalton
                                         6201 College Blvd., Suite 500
                                         Overland Park, Kansas 66211
                                         Attn:  Frank P. Brady, Esq.

                  or at such other address as either party may designate as its address for communications hereunder by notice so given. Such notices shall be deemed effective on the day on which delivered or sent if delivered or sent in person or sent by telegram or telex, or nationally recognized overnight delivery, or on the third (3rd) Business Day after the day on which mailed, if sent by registered or certified mail.

         3. No Default. Borrower hereby represents and warrants that it is not in default under any of the terms or provisions of the Loan Documents or Security Documents, and no "Event of Default" (as such term is defined in any of the Loan Documents), nor any condition, event, act or omission which would constitute, with notice, or the passage of time, or both, an "Event of Default," exits as of the date of this Fourth Amendment.

         4. Due Authorization, Valid and Binding on Borrower. Borrower represents and warrants to Lender that the execution and delivery by Borrower of this Fourth Amendment and the Fourth Amended Note has been duly and properly made and authorized, and the Loan Documents and Security Documents, as modified by this Fourth Amendment, and the Fourth Amended Note constitute the valid and binding obligations of Borrower, enforceable in accordance with their respective terms.

         5. Ratification of Loan Documents. Except as specifically modified hereby, the Loan Documents, the Security Documents and all of the terms, conditions, and covenants contained therein shall remain in full force and effect, and Borrower hereby fully ratify and confirm such Loan Documents and Security Documents. Without limiting the generality of

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the forgoing,  Borrower (i) hereby confirm that the Security  Documents continue to secure the Fourth Amended Note, the Loan Agreement (as modified by this Fourth Amendment) and the other Security Documents, and (ii) hereby ratifies and reaffirms, as if made on the date of this Fourth Amendment, each of the representations and warranties contained in the Loan Documents and the Security Documents.

         6. Release of Lender. Borrower for itself and for its heirs, executors, successors and assigns, hereby releases, acquit and forever discharges Lender and all of Lender's stockholders, directors, officers, employees, agents and representatives (collectively, the "Released Parties") from any and all actions, causes of action, claims, counterclaims, debts, demands, liabilities, obligations, and setoffs of any kind and character, whether known or unknown, which arise out of acts or omissions of the Released Parties prior to or on the date hereof, and relating in any manner whatsoever to Borrower's dealings and communications with Lender, the Loan Documents, the Security Documents and/or the negotiation and execution of this Fourth Amendment.

         7.Governing Law. This Fourth Amendment shall be construed and enforced in accordance with the laws of the State of Kansas.

         8.Defined Terms. Except as otherwise specifically defined herein, all capitalized terms shall have the same meaning given to such term in the Loan Agreement.

         9.Entire Agreement. THE PARTIES AGREE THAT THIS ENTIRE AGREEMENT IS NONSTANDARD AND CONTAINS SUFFICIENT SPACE FOR THE PLACEMENT OF NONSTANDARD TERMS. THIS AGREEMENT (AND THE EXHIBITS AND SCHEDULES ATTACHED HERETO) CONTAIN ALL OF THE AGREEMENTS AND IS INTENDED TO BE THE FINAL EXPRESSION OF THE CREDIT AGREEMENT OF BORROWER AND LENDER, AND SUPERSEDES ANY AND ALL PRIOR DISCUSSIONS AND/OR AGREEMENTS RELATIVE THERETO. THIS AGREEMENT MAY NOT BE CONTRADICTED BY EVIDENCE OF ANY PRIOR ORAL CREDIT AGREEMENT OR OF A CONTEMPORANEOUS ORAL CREDIT AGREEMENT BETWEEN BORROWER AND LENDER. BORROWER AND LENDER HEREBY INITIAL THIS PROVISION AS AN AFFIRMATION THAT NO UNWRITTEN, ORAL CREDIT AGREEMENTS BETWEEN THE PARTIES EXIST.

               Borrower's Initials         CJC
                                        ----------
               Lender's Initials           CGH
                                        -----------



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         IN WITNESS WHEREOF,  the parties have executed this Fourth Amendment on the day and year first above written.

                                      HARRINGTON FINANCIAL GROUP, INC., an
                                      Indiana corporation (formerly known as
                                      Financial Research Corporation)

                                      By:    /s/ Craig J. Cerny
                                             ---------------------------------
                                      Name:  Craig J. Cerny

                                      Title: President and CEO




                                      FIRSTSTAR BANK MIDWEST, N.A., a national banking association (successor-in-interest to Mark Twain Kansas City Bank)

                                      By:    /s/ Craig G. Huston
                                             ---------------------------
                                      Name:  Craig G. Huston

                                      Title: SR. Vice President